Exhibit 99.1

Listed on the New York Stock Exchange (KIM)	News Release

Kimco Realty and Weingarten Realty Announce Strategic Merger

Creates Industry-Leading Open-Air, Grocery-Anchored Shopping Center and Mixed-Use Platform

Strengthens High-Quality Portfolio in Growth Sun Belt Markets and Enhances Future Value Creation Opportunities

Expected to be Immediately Accretive to Key Earnings Metrics While Deleveraging Balance Sheet

With an Enterprise Value in Excess of $20 Billion, Combined Company to Benefit From Increased Scale and Diversification

JERICHO, N.Y. & HOUSTON, TX (April 15, 2021) – Kimco Realty Corp. (NYSE: KIM), one of North America’s largest publicly traded owners and operators of open-air, grocery-anchored shopping centers and mixed-use assets, and Weingarten Realty Investors (NYSE: WRI),  a grocery-anchored Sun Belt shopping center owner, manager and developer, today announced that they have entered into a definitive merger agreement under which Weingarten will merge with and into Kimco, with Kimco continuing as the surviving public company. The transaction brings together two industry-leading retail real estate platforms with highly complementary portfolios, creating the preeminent open-air shopping center and mixed-use real estate owner in the country. The increased scale in targeted growth markets, coupled with a broader pipeline of redevelopment opportunities, positions the company to create significant value for its shareholders. The combined company is expected to have a pro forma equity market capitalization of approximately $12.0 billion and a pro forma total enterprise value of approximately $20.5 billion.

Under the terms of the merger agreement, each Weingarten common share will be converted into 1.408 newly issued shares of Kimco common stock plus $2.89 in cash. Based on the closing stock price for Kimco on April 14, 2021, this represents a total consideration of approximately $30.32 per Weingarten share. On a pro forma basis, following the closing of the transaction, Kimco shareholders are expected to own approximately 71% of the combined company’s equity, and Weingarten shareholders are expected to own approximately 29%. The parties currently expect the transaction to close during the second half of 2021, subject to customary closing conditions, including the approval of both Kimco and Weingarten shareholders. This strategic transaction was unanimously approved by the Board of Directors of Kimco and the Board of Trust Managers of Weingarten.

The merger will create a national operating portfolio of 559 open-air grocery-anchored shopping centers and mixed-use assets comprising approximately 100 million square feet of gross leasable area. These properties are primarily concentrated in the top major metropolitan markets in the United States. The combined company is expected to benefit from increased scale and density in key Sun Belt markets, enhanced asset quality, tenant diversity, a larger redevelopment pipeline and a deleveraged balance sheet. As a result, the combined company should be uniquely positioned to drive further sustained growth in net operating income (NOI) and asset value creation through continued strategic leasing and asset management.

“This business combination is highly strategic, creating a stronger platform that is even more capable of delivering long-term growth and value creation,” said Conor Flynn, Kimco’s Chief Executive Officer. “Not only will the merged company and its shareholders enjoy a larger, higher quality, more diversified portfolio with significant embedded growth opportunities, the transaction also reduces the combined company’s leverage, creating a stronger financial profile. This combination reflects our conviction in the grocery-anchored shopping center category, which has performed well throughout the pandemic and provides last mile locations that are more valuable than ever due to their hybrid role as both shopping destinations and omnichannel fulfillment epicenters. It also gives us even greater density in the Sun Belt markets we are targeting as well as visibility into the trends shaping necessity-based retail.”

Andrew “Drew” Alexander, Chairman, President and Chief Executive Officer of Weingarten, stated, “Combining these highly complementary platforms is a win-win for shareholders of both companies. After examining the deal from every angle, it became increasingly clear that the potential of the integrated business is much greater than the sum of its parts. The combined company’s increased size and scale, together with its financial strength, should drive an advantageous cost of capital, allowing the combined company to more readily pursue value creation opportunities. We are excited to deliver this transaction to our shareholders, who will realize compelling and immediate value while also benefiting from the upside potential associated with owning the industry’s preeminent open-air shopping center and mixed-use REIT.”

Summary of Strategic Benefits

The merger of Kimco and Weingarten is expected to create a number of operational and financial benefits, including:

•
Enhanced Asset Diversification and Quality: Adding Weingarten’s collection of 159 high-quality, open-air grocery-anchored shopping centers and mixed-use properties advances Kimco’s strategy of providing tenants and shoppers with greater last-mile fulfillment opportunities.

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Expanded Geographic Reach in High-Growth, First-Ring Suburbs of Core Markets: The transaction will grow Kimco’s presence in strategic Sun Belt markets such as Houston, Miami, Phoenix, Atlanta and Orlando, boasting positive demographic and migration trends along with strong growth prospects. The Sun Belt and high-barrier-to-entry top coastal markets will represent more than 82% of the combined company’s total annualized base rent (ABR).

•
Greater Tenant Diversity: The combined company’s top ten tenants are essential, industry-leading grocers such as Kroger, Whole Foods and Walmart and best-in-class retailers such as TJX, Ross Stores and Burlington. These brands will represent approximately 19.3% of total ABR, with no single tenant representing more than approximately 4%.

•
Compelling Value Creation Pipeline: The combination of Weingarten’s largely funded and de-risked development pipeline, together with Kimco’s significant redevelopment projects and entitlements embedded in its existing portfolio, present compelling future growth opportunities. Most of these projects are located in markets where Kimco has an existing presence.

•
Substantial Operational Savings and Corporate Synergies: The combined company is expected to realize annualized cost synergies of $35 to $38 million on a GAAP basis (excluding accounting adjustments) and $31 to $34 million on a cash basis.  These expected savings are attributable to both companies’ complementary business operations and significant regional overlap in high-growth Sun Belt markets where economies of scale can be realized. These synergies are expected to be substantially realized in the first full fiscal year post completion of the transaction.

•
Earnings Accretion and NOI Growth Opportunities: Upon closing, the transaction is expected to be immediately accretive to earnings metrics. The combined company is also well positioned to increase cash flow at the property level by marking rents to market rates, realizing contractual rent increases, re-merchandising, growing portfolio occupancy and pursuing new value creation opportunities.

•
Increased Financial Strength and Flexibility: The business combination will further strengthen Kimco’s balance sheet by reducing net debt plus preferred to EBITDA. As a larger, lower leveraged company, Kimco is expected to have more cost-effective access to capital and benefit from earnings enhancement as existing debt matures in the coming years. This improved credit profile and greater liquidity put Kimco on a path toward potential future credit ratings upgrades.

Leadership and Organization

The combined company is committed to retaining a strong, highly qualified and diverse Board that has the requisite skills, knowledge and experience to oversee the company and its long-term strategic growth and performance. The number of directors on Kimco’s Board of Directors will be expanded to nine, with one member of the existing Board of Trust Managers of Weingarten to be appointed to the Kimco Board. Milton Cooper will continue to serve as Executive Chairman of the Board of Directors of the combined company. Mary Hogan Preusse will continue to serve as Lead Independent Director for the combined company.

The Kimco management team will lead the combined company, with Conor Flynn as Chief Executive Officer, Ross Cooper as President and Chief Investment Officer, David Jamieson as Chief Operating Officer and Glenn G. Cohen as Chief Financial Officer. The approach to integration planning will draw from the best practices of both companies to ensure continuity for tenants, employees and other stakeholders.

Upon completion of the merger, the company’s headquarters will remain in Jericho, N.Y. The company will retain the Kimco name and will continue to trade under the ticker symbol KIM (NYSE).

Dividend Policy

Kimco intends to maintain its current dividend level post-closing.

First Quarter Update

During the first quarter of 2021, Kimco executed 358 leases totaling 2.8 million square feet which includes 121 new leases for 586,000 square feet. Pro-rata rental rate spreads on comparable leases increased 6.8%, with rental rates for new leases up 8.2% and renewals and options growing by a combined 6.4%. Kimco ended the quarter with a pro-rata occupancy of 93.5% with anchor and small shop occupancy at 96.2% and 85.8%, respectively. For the first quarter of 2021, Kimco collected 94% of its total pro-rata billed base rents.

Advisors

Barclays and Lazard are acting as financial advisors, and Wachtell, Lipton, Rosen & Katz is acting as legal advisor to Kimco. J.P. Morgan is acting as exclusive financial advisor, and Dentons is acting as legal advisor to Weingarten.

Conference Call

The companies will host a joint conference call on Thursday, April 15, 2021 at 8:00 am ET to discuss the proposed merger. Participants will include Conor Flynn and Drew Alexander. The conference call-in number is 1-877-407-0784 (Domestic) or 1-201-689-8560 (International), or interested parties can join the live webcast of the conference call by accessing the Investor Relations section of each company’s website at www.kimcorealty.com or www.weingarten.com.

A transcript of the call and the conference call replay will be posted when available on the respective companies’ websites under the Investor Relations sections.

About Kimco

Kimco Realty Corp. (NYSE:KIM) is a real estate investment trust (REIT) headquartered in Jericho, N.Y. that is one of North America’s largest publicly traded owners and operators of open-air, grocery-anchored shopping centers and mixed-use assets. The company’s portfolio is primarily concentrated in the first-ring suburbs of the top major metropolitan markets, including those in high barrier-to-entry coastal markets and rapidly expanding Sun Belt cities, with a tenant mix focused on essential, necessity-based goods and services that drive multiple shopping trips per week. Kimco is also committed to leadership in environmental, social and governance (ESG) issues and is a recognized industry leader in these areas.  Publicly traded on the NYSE since 1991, and included in the S&P 500 Index, the company has specialized in shopping center ownership, management, acquisitions, and value enhancing redevelopment activities for more than 60 years. As of December 31, 2020, the company owned interests in 400 U.S. shopping centers and mixed-use assets comprising 70 million square feet of gross leasable space. For further information, please visit www.kimcorealty.com.

About Weingarten

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer. At December 31, 2020, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 159 properties which are located in 15 states spanning the country from coast to coast. These properties represent approximately 30.2 million square feet of which our interests in these properties aggregated approximately 20.7 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Kimco Realty Corp. (“Kimco”) and Weingarten Realty Investors (“Weingarten”) intend such  forward-looking  statements  to be covered by the safe harbor provisions for  forward-looking  statements  contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions.  Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words.   Forward-looking statements regarding Kimco and Weingarten, include, but are not limited to, statements related to the anticipated acquisition of Weingarten and the anticipated timing and benefits thereof; Kimco’s expected financing for the transaction; Kimco’s ability to deleverage and its projected target net leverage; and other statements that are not historical facts.  These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Kimco’s and Weingarten’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of Weingarten and Kimco management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that Weingarten’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Kimco’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the acquisition; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Kimco’s common stock or Weingarten’s common shares; the possibility that, if Kimco does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Kimco’s common stock could decline; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; increases in interest rates; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in the dividend policy for Kimco’s common stock or preferred stock or Kimco’s ability to pay dividends; impairment charges; unanticipated changes in the company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting Kimco and Weingarten, including those described from time to time under the caption “Risk Factors” and elsewhere in Kimco’s and Weingarten’s Securities and Exchange Commission (“SEC”) filings and reports, including Kimco’s Annual Report on Form 10-K for the year ended December 31, 2020, Weingarten’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company.  Moreover, other risks and uncertainties of which Kimco or Weingarten are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.  The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Kimco or Weingarten on their respective websites or otherwise.  Neither Kimco nor Weingarten undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Important Additional Information and Where to Find It

In connection with the proposed merger, Kimco will file with the SEC a registration statement on Form S-4 to register the shares of Kimco common stock to be issued in connection with the merger.  The registration statement will include a joint proxy statement/prospectus which will be sent to the common stockholders of Kimco and the shareholders of Weingarten seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KIMCO, WEINGARTEN AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Kimco at its website, www.kimcorealty.com, or from Weingarten at its website, www.weingarten.com.  Documents filed with the SEC by Kimco will be available free of charge by accessing Kimco’s website at www.kimcorealty.com under the heading Investors or, alternatively, by directing a request to Kimco at ir@kimcorealty.com or 500 North Broadway, Suite 201, Jericho, N.Y. 11753, telephone: (866) 831-4297, and documents filed with the SEC by Weingarten will be available free of charge by accessing Weingarten’s’ website at www.weingarten.com under the heading Investors or, alternatively, by directing a request to Weingarten at ir@weingarten.com or 2600 Citadel Plaza Drive, Suite 125, Houston, TX 77008, telephone: (800) 298-9974.

Participants in the Solicitation

Kimco and Weingarten and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common stockholders of Kimco and the shareholders of Weingarten in respect of the proposed transaction under the rules of the SEC.  Information about Kimco’s directors and executive officers is available in Kimco’s proxy statement dated March 17, 2021 for its 2021 Annual Meeting of Stockholders.  Information about Weingarten’s directors and executive officers is available in Weingarten’s proxy statement dated March 15, 2021 for its 2021 Annual Meeting of Shareholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available.  Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.  You may obtain free copies of these documents from Kimco or Weingarten using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Kimco – Investor Contact

David F Bujnicki, Senior Vice President, Investor Relations and Strategy
(866) 831-4297
dbujnicki@kimcorealty.com

Kimco – Media Contact

Jennifer Maisch, Vice President, Marketing and Communications
(516) 869-7224
jmaisch@kimcorealty.com

Weingarten – Investor Contact

Michelle Wiggs, Vice President, Investor Relations
(713) 866-6050
ir@weingarten.com

Weingarten – Media Contact

Megan Froehlich, Director of Marketing
(713) 866-6129
media@weingarten.com